Exhibit 99.1


CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

COMPARATIVE BALANCE SHEET
                                                                  As of April 27,       As of May 25,       As of June 30,
ASSETS                                                                  2002                2002                 2002
--------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
 Cash and cash equivalents                                         $     25,066         $     20,443         $     52,390
 Accounts receivable, net of reserves                                   509,743              371,537              382,485
 Notes receivable                                                       350,000              350,000              350,000
 Inventories                                                            685,001              683,172              683,660
 Prepayments                                                             21,500               30,581               40,092
--------------------------------------------------------------------------------------------------------------------------

     Total current assets                                             1,591,310            1,455,733            1,508,627
--------------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                              1,308,306            1,311,306            1,354,119
 Less accumulated depreciation                                       (1,097,202)          (1,103,815)          (1,110,636)
--------------------------------------------------------------------------------------------------------------------------

     Net property and equipment                                         211,104              207,491              243,483
--------------------------------------------------------------------------------------------------------------------------

     Total assets                                                  $  1,802,414         $  1,663,224         $  1,752,110
==========================================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------

CURRENT LIABILITIES
 Notes payable                                                     $    115,705         $        538         $    112,036
 Accounts payable                                                     2,285,400            2,252,084            2,221,534
 Deferred revenues                                                       74,910               73,355               63,695
 Deferred gain, current portion                                              --                   --                   --
 Accrued liabilities:
 Salaries and benefits                                                  119,665              115,818              133,269
 Warranty reserve                                                       293,935              292,510              291,431
 Restructuring reserve                                                1,075,537            1,075,537            1,075,537
 Other                                                                  184,060              193,062              204,446
--------------------------------------------------------------------------------------------------------------------------

     Total current liabilities                                        4,149,212            4,002,904            4,101,948
--------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 shares issued and outstanding                            664,283              664,283              664,283
 Additional paid-in capital                                             809,599              809,599              809,599
 Accumulated other comprehensive income                                  50,871               50,871               50,871
 Pre-bankruptcy retained earnings (accumulated deficit)              (4,244,414)          (4,244,414)          (4,244,414)
 Post-bankruptcy retained earnings                                      372,863              379,981              369,823
--------------------------------------------------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                            (2,346,798)          (2,339,680)          (2,349,838)
--------------------------------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                    $  1,802,414         $  1,663,224         $  1,752,110
==========================================================================================================================

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

PROFIT & LOSS STATEMENT                      As of April 27,        As of May 25,        As of June 30,          2nd Quarter
                                                  2002                  2002                  2002              Total - 2002
                                            ---------------------------------------------------------------------------------
Sales:
       Domestic                               $    328,846          $    312,537          $    268,935          $    910,318
       International                                28,394                27,967                79,684               136,045
                                            ---------------------------------------------------------------------------------
            Total sales                            357,240               340,505               348,619             1,046,363

Cost of Goods Sold:
       Direct costs                                192,577               207,229               193,531               593,337
            Direct margin %                           46.1%                 39.1%                 44.5%                 43.3%
       Variance                                     11,248               (13,382)               (6,486)               (8,620)
       Engineering burden                           (3,103)               (2,487)               (2,883)               (8,473)
       Production burden                            29,117                22,484                27,536                79,137
       Warranty                                      4,107                 1,744                   174                 6,025
       Inventory obsolescence                        3,800                 3,800                    --                 7,600
                                            ---------------------------------------------------------------------------------
            Total cost of goods sold               237,748               219,388               211,872               669,008
                 Gross profit %                       33.4%                 35.6%                 39.2%                 36.1%

       Commissions                                  24,312                14,037                21,020                59,370
       Marketing and sales expense                  35,149                34,881                46,507               116,538
       Research & development                       32,575                41,507                36,149               110,231
                                            ---------------------------------------------------------------------------------
       Total contribution costs                    329,784               309,814               315,549               955,147
                                            ---------------------------------------------------------------------------------
            Contribution margin                     27,455                30,691                33,070                91,216
                 Contribution margin %                 7.7%                  9.0%                  9.5%                  8.7%

Other Expenses:
       Allocated selling expense                    11,137                15,185                11,588                37,910
       G & A expense                                 1,172                23,757                28,915                53,844
                                            ---------------------------------------------------------------------------------
            Total other expenses                    12,309                38,942                40,503                91,754
                 Percent of sales                      3.4%                 11.4%                 11.6%                  8.8%
       Interest                                      1,200                 1,200                 1,199                 3,599
                                            ---------------------------------------------------------------------------------
Earnings from Operations                            13,946                (9,451)               (8,632)               (4,137)
      Percent of sales                                 3.9%                 -2.8%                 -2.5%                 -0.4%

       Misc. (Income)/Expense                      (20,142)              (16,569)                   --               (36,711)
                                            ---------------------------------------------------------------------------------
Profit before Taxes                                 34,088                 7,118                (8,632)               32,574
      Percent of sales                                 9.5%                  2.1%                 -2.5%                  3.1%

Provision for Income Taxes                              --                    --                 1,526                    --
                                            ---------------------------------------------------------------------------------
Profit after Taxes                            $     34,088          $      7,118          $    (10,158)         $     31,048
      Percent of sales                                 9.5%                  2.1%                 -2.9%                  3.0%
                                            =================================================================================

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309
CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                          FOR PERIOD         FOR PERIOD         FOR PERIOD           QUARTER
                                                         APRIL 1 - 30        MAY 1 - 31         JUNE 1 - 30           TOTAL
                                                         ------------        ----------         -----------           -----
 1 CASH-BEGINNING OF MONTH                               $  81,366.20       $  94,926.55       $  (2,110.65)     $    81,366.20
              RECEIPTS FROM OPERATIONS                                                                                     0.00
 2 CASH SALES                                                      --                 --                 --                0.00
 3    LESS: CASH REFUNDS                                           --                 --                 --                0.00
                                                       -------------------------------------------------------------------------
 4 NET CASH SALES                                                  --                 --                 --                0.00
              COLLECTIONS OF ACCTS REC.                                                                                    0.00
 5 PRE-PETITION                                             34,922.59          20,044.75           7,512.89           62,480.23
 6 POST-PETITION                                           361,345.57         442,158.43         291,035.68        1,094,539.68
 7 OTHER                                                           --                 --                 --                0.00
                                                       -------------------------------------------------------------------------
 8 TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)                396,268.16         462,203.18         298,548.57        1,157,019.91
              NON-OPERATING RECEIPTS                                                                                       0.00
 9 LOANS/ADVANCES/TRANSFERS                                435,000.00         355,000.00         400,000.00        1,190,000.00
10 SALE OF ASSETS                                            1,771.47                 --                 --            1,771.47
11 OTHER (TRANSFER FROM OLD OPERATING ACCT)                        --          43,672.70                              43,672.70
12 OTHER                                                    24,124.86          10,391.07          18,001.63           52,517.56
                                                       -------------------------------------------------------------------------
13 TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11+12)         460,896.33         409,063.77         418,001.63        1,287,961.73
                                                       -------------------------------------------------------------------------
14 TOTAL RECEIPTS (LINES 8+13)                             857,164.49         871,266.95         716,550.20        2,444,981.64
                                                       -------------------------------------------------------------------------
15 TOTAL CASH AVAILABLE (LINES 14+1)                     $ 938,530.69         966,193.50         714,439.55        2,526,347.84


              OPERATING DISBURSEMENTS:
16 NET PAYROLL                                           $  65,019.35          68,195.71          63,413.00          196,628.06
17 PAYROLL TAXES-PAID                                       30,055.25          29,666.45          28,990.46           88,712.16
18 SALES, USE & OTHER TAXES PAID                             4,538.35             821.26             104.16            5,463.77
19 SECURED/RENTAL/LEASES                                     7,607.26          15,671.07           7,763.32           31,041.65
20 UTILITIES                                                19,872.84           5,364.46           1,908.46           27,145.76
21 INSURANCE                                                14,004.04          26,617.44          21,798.03           62,419.51
22 INVENTORY PURCHASES                                     188,140.10         262,912.80         141,166.48          592,219.38
23 VEHICLE EXPENSE                                                 --                 --                 --                0.00
24 TRAVEL                                                      524.19           5,525.72           6,522.15           12,572.06
25 ENTERTAINMENT                                               389.78             102.82              26.92              519.52
26 REPAIRS & MAINTENANCE                                       926.61           7,781.41             576.70            9,284.72
27 SUPPLIES                                                  1,385.78           3,202.57           1,332.54            5,920.89
28 ADVERTISING                                                 360.90                 --                 --              360.90
29 401k to MN Life/United Way/Dependent Care                 8,414.92           7,154.89           8,827.13           24,396.94
30 OTHER: Freight                                            6,127.77           5,265.42           6,047.71           17,440.90
31 OTHER: Commissions                                       22,019.86          19,127.38          28,956.44           70,103.68
32 OTHER: Misc                                               9,212.74          23,590.50           6,433.49           39,236.73
33 OTHER: LOAN PAYDOWN                                     422,164.49         472,594.25         316,550.20        1,211,308.94
                                                       -------------------------------------------------------------------------
34 TOTAL OPERATING DISBURSEMENTS                           800,764.23         953,594.15         640,417.19        2,394,775.57
              REORGANIZATION EXPENSES:                                                                                     0.00
35 PROFESSIONAL FEES                                         2,131.40           5,000.00                 --            7,131.40
36 U.S. TRUSTEE QUARTERLY FEES                                     --           5,000.00                 --            5,000.00
37 OTHER: Moving Expenses                                   40,708.51           4,710.00          46,813.00           92,231.51
38 OTHER:                                                          --                 --                 --                0.00
                                                       -------------------------------------------------------------------------
39 TOTAL REORGANIZATION EXPENSES                            42,839.91          14,710.00          46,813.00          104,362.91
                                                       -------------------------------------------------------------------------
40 TOTAL DISBURSEMENTS (LINES 34+39)                       843,604.14         968,304.15         687,230.19        2,499,138.48
                                                       -------------------------------------------------------------------------
41 CASH-END OF MONTH                                     $  94,926.55       $  (2,110.65)      $  27,209.36           27,209.36
                                                       =========================================================================

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

                                                             LOCKBOX          PAYROLL         INVEST ACCT      GENERAL DIP
                                                           ACCT # ***          ACCT #           ACCT #           ACCT #
                                                           ----------          ------           ------           ------
BANK RECONCILIATIONS  -  JUNE                             336 998 1448      351 470 1314     150 418 1013     336 997 8907

BALANCE PER BANK STATEMENT                                $   9,173.38      $   5,000.00     $   1,501.77     $ 106,573.27
ADD: DEBITS BY BANK, NOT ON RI TIL NEXT MONTH                       --                --               --         5,955.44
ADD: SERVICE CHARGES
ADD: ADVANCES NOT ON RI BOOKS TIL NEXT MONTH                                                                           --
SUBTRACT: OUTSTANDING CHECKS                                        --                --               --       (66,876.65)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH                  --                --               --               --
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                        (8,873.38)               --               --          (513.56)
SUBTRACT: INTEREST EARNED                                           --                --               --               --
                                                          ------------      ------------     ------------     ------------
END OF MONTH BANK BALANCE                                 $     300.00      $   5,000.00     $   1,501.77     $  45,138.50

PER BOOKS                                                 $         --      $   5,000.00     $   1,501.77     $  45,138.42

*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN NEW LBOX ACCT #336 998 1448.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             BASED ON CALENDAR MONTH

Case Number: 02-40309
CASE NAME: Research Incorporated

INSIDERS:
---------------------------------------------------------------------------------------------------------
                                   Type of
   Name                          Compensation         Apr-02        May-02        Jun-02       Qtr Total
---------------------------------------------------------------------------------------------------------
Bruce Bailey                    Travel, meals      $    135.66   $  1,572.89   $    980.02    $  2,688.57
Bruce Bailey                    Salary                8,376.92      8,376.92      8,376.92      25,130.76
Brad Yopp                       Salary                9,000.00      9,000.00      9,000.00      27,000.00
Brad Yopp                       Travel, meals           190.14         38.32         26.92         255.38
Claude Johnson                  Board Fees            2,177.81        176.00      1,200.00       3,553.81
John Collwell                   Board Fees              733.33        400.00      1,200.00       2,333.33
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
Total Payments to
    Insiders:                                      $ 20,613.86   $ 19,564.13   $ 20,783.86    $ 60,961.85
---------------------------------------------------------------------------------------------------------

PROFESSIONALS:
---------------------------------------------------------------------------------------------------------
                                    Type of                                                     Quarter
   Name                          Compensation         Apr-02        May-02        Jun-02         Total
---------------------------------------------------------------------------------------------------------
Kinney & Lange                  Patents            $    140.50                                $    140.50
Lindquist & Vennum              Legal Fees                   *                                         --
Divine, Scherzer & Brody        Audit                            $ 10,000.00                    10,000.00
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
                                                                                                       --
Total Payments to
    Professionals:                                 $    140.50   $ 10,000.00   $        --    $ 10,140.50
---------------------------------------------------------------------------------------------------------

* In April 2002, Lindquist & Vennum was paid $1990.90 which Lindquist & Vennum immediately refunded to Research Inc.

CASE NAME: RESEARCH INCORPORATED
CASE NUMBER: 02-40309

POST PETITION PAYROLL TAX STATUS

                                                  AMT W/H OR
                                  BEGINNING        ACCRUED                         ENDING
          FEDERAL                 TAX LIAB.      JUNE 1 - 30       AMT PAID       TAX LIAB.
          -------                 ---------      -----------       --------       ---------
WITHHOLDING                      $        --     $ 10,417.99     $ 10,417.99     $        --
FICA-EMPLOYEE                             --        7,009.70        7,009.70              --
FICA-EMPLOYER                             --        7,009.70        7,009.70              --
UNEMPLOYMENT (FUTA)                       --              --              --              --
INCOME                                    --              --              --              --
OTHER                                     --              --              --              --
                                 -----------     -----------     -----------     -----------
TOTAL FEDERAL TAXES              $        --     $ 24,437.39     $ 24,437.39     $        --


          STATE
          -----

WITHHOLDING                      $        --     $  4,160.00     $  4,160.00     $        --
SALES                               1,545.80        2,009.09          161.16        3,393.73
EXCISE                                    --              --              --              --
UNEMPLOYMENT (SUI)                        --          393.07          393.07              --
OTHER                                     --              --              --              --
REAL PROPERTY                             --              --              --              --
PERSONAL PROPERTY                         --              --              --              --
OTHER                                     --              --              --              --
                                 -----------     -----------     -----------     -----------
TOTAL STATE & LOCAL TAXES        $  1,545.80     $  6,562.16     $  4,714.23     $  3,393.73

TOTAL TAXES DUE                  $  1,545.80     $ 30,999.55     $ 29,151.62     $  3,393.73


LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:
                                 FEDERAL         WITHHOLDING                     $        --
                                 FEDERAL         FICA-EMPLOYEE                            --
                                 FEDERAL         FICA-EMPLOYER                            --
                                 FEDERAL         UNEMPLOYMENT                             --
                                 STATE           WITHHOLDING                              --
                                 STATE           UNEMPLOYMENT                             --
                                                                                 -----------
                                                                                 $        --

EXPLAIN THE REASON FOR ANY PAYMENT OF PRE-PETITION TAXES:




EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:

Michigan State sales tax changed their reporting requirements from annually to quarterly. Research Inc. missed filing the first quarterly report. It has now been filed and the taxes are paid.

              POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                             BASED ON CALENDAR MONTH
                                JUNE 1 - 30, 2002

Case Name: 02-40309
Case Number: Research Incorporated
-----------------------------------------------------------------------------------
                                      SCHEDULED
                                   MONTHLY/QRTLY/
POST-PETITION SECURED              YEARLY PAYMENT   AMOUNT PAID
   LEASES PAYABLE                        DUE        DURING MONTH      TOTAL UNPAID
-----------------------------------------------------------------------------------
ADAGER                             $         --     $         --     $         --
 ----------------------------------------------------------------------------------
ADT                                          --               --               --
-----------------------------------------------------------------------------------
AT&T                                                                           --
-----------------------------------------------------------------------------------
AVAYA                                                         --               --
-----------------------------------------------------------------------------------
CAZARIN                                                                        --
-----------------------------------------------------------------------------------
CITICAPITAL                              373.54           373.54               --
-----------------------------------------------------------------------------------
CONTINENTAL
PROPERTY GROUP                               --               --               --
-----------------------------------------------------------------------------------
DUN & BRADSTREET                             --               --               --
-----------------------------------------------------------------------------------
FIRST INDUSTRIAL                       5,227.57         5,227.57               --
-----------------------------------------------------------------------------------
INFINITY ACCESS                                                                --
-----------------------------------------------------------------------------------
IMATION                                      --               --               --
-----------------------------------------------------------------------------------
INSIGHT                                      --               --               --
-----------------------------------------------------------------------------------
IOS CAPITAL                                  --               --               --
-----------------------------------------------------------------------------------
KEY EQUIPMENT                                --               --               --
-----------------------------------------------------------------------------------
METRO SALES                                                                    --
-----------------------------------------------------------------------------------
O'PIN SYSTMES                                --               --               --
-----------------------------------------------------------------------------------
ORBIT SOFTWARE                           360.00           360.00               --
-----------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE
SCHLEUNIGER INC                              --               --               --
-----------------------------------------------------------------------------------
IMAGISTICS (PITNEY
BOWES)                                       --               --               --
-----------------------------------------------------------------------------------
PITNEY BOWES CREDIT                      321.42           321.42               --
-----------------------------------------------------------------------------------
QWEST                                    863.00           863.00               --
-----------------------------------------------------------------------------------
RCM DATA
CORPORATION                                  --               --               --
-----------------------------------------------------------------------------------
THE ASSOCIATES                               --               --               --
-----------------------------------------------------------------------------------
VASKE COMPUTERS                          832.00           832.00               --
-----------------------------------------------------------------------------------
VERISIGN                                     --               --               --
-----------------------------------------------------------------------------------
VERIZON                                  211.80           211.80               --
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
TOTAL DUE                                                            $         --
-----------------------------------------------------------------------------------

* Paid May and June

Case Name: Research, Inc.
Case #: 02-40309


ACCOUNTS RECEIVABLE AGING

        AGING                  6/29/2002
        -----                  ---------
0-30 DAYS                    $ 283,495.00
31-60 DAYS                      60,341.43
61-90 DAYS                      30,171.88
91+ DAYS                        81,451.90
                           --------------
TOTAL A/R                    $ 455,460.21

Case Name: Research, Inc.
Case Number: 02-40309


                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                                    30-Jun-02

                                        CURRENT
                                       0-30 DAYS      31-60 DAYS     61-90 DAYS     91-120 DAYS
                                       ---------      ----------     ----------     -----------
AGREN ASCHER                         $    360.00
BENNETT & COMPANY                         216.00
BRETT ASSOCIATES                          123.00
BUSCH ELECTRONICS                         456.74
CAZARIN WEB GROUP                         375.00
CHRIS ELECTRONICS                          35.63
COMPTROLLER OF THE TREASURY               147.21
COOPERATIVE PLATING                        45.00
CORPORATE EXPRESS                          93.72
DAWSON & ASSOC.                         1,232.54
DIVINE SCHERZER & BRODY                 7,547.00
FABER-RENOFF                              102.60
FAIRVIEW MACHINE                                                                        (155.00)
FASTENAL CO                               129.73
FJ GRAY                                                                                  (56.98)
IMAGISTICS                                                               188.51         (223.65)
INDIANA SALES TAX                          34.15
INDUSTRIAL PROFILE SYSTEMS                                                              (867.17)
INFINITY ACCESS NET                     1,145.00
INSTRUMENTATION SERVICES                                                                (407.60)
INSTRUMENTATION SYSTEMS                 9,108.61
JJ GALLEHER                               303.00
JOHN G COLWELL                            400.00
JORDAN MARLAR HALE                        428.20
KINKO'S                                   374.28
KINNEY & LANGE                             27.00           40.50
LINDQUIST & VENNUM                      2,412.00          850.00       3,214.37        1,990.90
LOVEGREEN                                 275.56
MS MICHAELS                               121.00
OLSEN CHAIN                               189.97
PATRICK & DOUGLAS                         335.00
PRIME INDUSTRIAL                          144.75
PYROMATIC                                (924.80)
REYNOLDS WELDING                           31.62
RL TOOL                                   (65.88)
ROBERTS ENGINEERING                        91.20
ROGER SETTERGREN                          252.00
SONEKO                                                                                  (585.00)
SYNERGETIC                                106.00          161.25         783.00       (2,631.90)
THERMAL SOURCE                             54.00
THERMAL WAVE                              207.26
UNITED ELECTRIC                         3,964.90       (9,811.42)                      1,232.10
WESTERN CONTAINER                         886.80

Case Name: Research, Inc.
Case Number: 02-40309


                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                                    30-Jun-02

                                        CURRENT
                                       0-30 DAYS      31-60 DAYS     61-90 DAYS     91-120 DAYS
                                       ---------      ----------     ----------     -----------
                                   -------------------------------------------------------------
                                     $ 30,765.79     $ (8,759.67)    $ 4,185.88     $ (1,704.30)
                                   =============================================================

                                 QUESTIONNAIRE


Case Name: RESEARCH, INC.
           --------------

United States Bankruptcy Court District of MINNESOTA
                                           ---------

Case Number: 02-40309                        Division
             --------

Month: JUNE 2002
       ---------


1.    Taxes:

      Are all post-petition payroll, state and federal taxes current?
                  Yes (   )      No ( X )

      Are all post-petition income taxes, state and federal current?
                  Yes ( X )      No (   )

      Are all other post-petition taxes current?
                  Yes ( X )      No (   )

      If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.    Insurance:

      Are workers compensation, general liability and other necessary insurance in effect?
                  Yes ( X )      No (   )

      Are all premium payments current?
                  Yes ( X )      No (   )

      PLEASE ITEMIZE ALL POLICIES:

                                                                INSTALLMENT
                                                 EXPIRATION       PAYMENT      PERIOD         PAID
   TYPE OF POLICY           CARRIER                 DATE           AMOUNT      COVERED       THROUGH
------------------------------------------------------------------------------------------------------
A. Worker Compensation     Berkley Risk          12/8/2002      $  1,192.00     Month       6/30/2002

B. Group Medical           Preferred One         Aug. 2002      $ 17,264.46     Month       6/30/2002

C. Group Dental            Health Partners/      Aug. 2002      $  1,238.43     Month       6/30/2002
                           Group Health

D. Property & Liability    Chubb                 9/30/2002      $  1,655.14     Month       6/30/2002

E. Life Insurance          Unum Life Ins. Co.     6/1/2003      $  1,467.68     Month       6/30/2002
------------------------------------------------------------------------------------------------------

                      Questionnaire Continued on Next Page

3.    Have any payments been made to any pre-petition creditors?
                  Secured               Yes (  )       No ( X )
                  Priority              Yes (  )       No ( X )
                  Unsecured             Yes (  )       No ( X )

      If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

4.    Have any assets been sold outside the normal course of business?
                  Yes (   )      No ( X )

      If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
                  Yes ( X )      No (   )

6.    Are all post-petition accounts receivable due from non-related parties?
                  Yes ( X )      No (   )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

      We are in the process of putting together a plan that includes a third party investor that has been recommended by both the creditors committee and the company's board of directors. A draft of that plan is in process as is the due diligence.







                         Debtor/Trustee's Certification

      Name of Attorney:       MICHAEL MEYER
      Address:                4545 IDS CENTER
                              80 SOUTH EIGHTH ST.
      City, State, Zip:       MINNEAPOLIS, MN 55402
      Telephone:              (612) 317-4745

      I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


      Signed:       /s/ Brad Yopp                  Title: PRESIDENT, CFO
                ---------------------------
                (Original Signature)

                BRAD YOPP                          Date: JULY 17, 2002